WealthTrust DBS Long Term Growth ETF

PROSPECTUS

November 30, 2022

This prospectus describes the WealthTrust DBS Long Term Growth ETF which is authorized to offer one class of shares by this prospectus.

Fund	Ticker	Principal U.S. Listing Exchange
WealthTrust DBS Long Term Growth ETF	WLTG	NYSE Arca

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY – WealthTrust DBS Long Term Growth ETF

Investment Objective

The WealthTrust DBS Long Term Growth ETF (the “Fund”) seeks long-term growth of capital with a secondary objective of providing dividend income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Investors purchasing shares on a national securities exchange, national securities association, or over-the-counter trading system where shares may trade from time to time (each, a “Secondary Market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.67%
Acquired Fund Fees and Expenses	0.05%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.72%

(1)	Under the Investment Advisory Agreement, WealthTrust Asset Management, LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years	5 Years	10 Years
WealthTrust DBS Long Term Growth ETF	$74	$230	$401	$894

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended July 31, 2022, the Fund’s portfolio turnover rate was 146.48% of the average value of its portfolio.

Principal Investment Strategies

The Fund’s investment strategy is based on the belief that long term superior performance of a portfolio is driven by two factors: 1) tactical allocation is accomplished by identifying positive trends for asset classes, sectors, and industries; and 2) equity stock selection is based on quantitative analysis with an emphasis on earnings. The Fund’s portfolio will be actively managed and will primarily consist of investments in common stock issued by U.S. and foreign companies and exchange-traded funds (“ETFs”) that provide exposure to such U.S. and foreign companies. Investments in foreign companies will typically consist of investments in American Depository Receipts (“ADRs”) and/or ETFs that provide exposure to such foreign companies. The Fund may at times have exposure to fixed-income securities, gold and cash and cash equivalents and that exposure will typically be achieved through its investments in ETFs.

The Fund’s investment strategy is implemented using a third-party algorithmic trend analysis model, along with the Adviser’s own proprietary quantitative process (the “DBS Quantitative Process”). The strategy, which combines trend analysis with the DBS Quantitative Process, is designed to identify securities for purchase and, during the review of existing holdings, to flag potential sale candidates of the Fund.

The first step in the investment process involves the Fund using a third-party trend analysis model which is designed to identify asset classes, industries, and sectors that are demonstrating positive market trends (i.e., markets or asset classes making new highs and higher lows) or negative market trends (i.e., markets or asset classes making new lows and lower lows). The Fund’s trend analysis model considers a company’s moving average over varying periods, and it will consider certain momentum factors, such as the relative strength index, moving average convergence divergence and the average directional index. The Adviser also considers macroeconomic indicators, which include gross domestic product, unemployment rates and jobs report, consumer price index, produce price index, retail sales and industrial output, as part of the trend analysis process.

Once these trends are identified, the DBS Quantitative Process will then focus on identifying individual companies and ETFs from those asset classes, industries, and sectors identified as potential buys. This process focuses on company earnings and places the greatest weighting on quality earnings (i.e., repeatable earnings), positive earnings surprises (i.e., beating analysts’ expectations), and those companies that demonstrate a strong possibility of continued earnings’ growth. The DBS Quantitative Process, which includes the Quant Ranking described below, provides a list of candidates that are further assessed with additional screens and individual company analysis, as applicable, to determine the companies believed to provide the best opportunity for superior long-term price appreciation.

Each company in the Adviser’s database is assigned a quantitative ranking from 1-5, with 1, being a strong buy, 2, a buy, 3, a hold, 4, a sell and 5, a strong sell (the “Quant Ranking”). The Quant Rankings, which are updated daily, are based on an assessment of the following four factors:

1. Agreement - the extent to which all brokerage’ analysts agree (i.e., revising their earnings estimates in the same direction).

2. Magnitude - the larger the percentage increase or decrease in analysts projected quarterly earnings, the more weight is assigned to earnings estimate changes.

3. Upside - the deviation between the most accurate earnings estimate issued by the analyst who are believed to have the best track record and consensus earnings estimate.

4. Earnings Per Share (EPS) Surprise - the occurrence of a company’s reported quarterly or annual profits above or below analysts’ expectations.

Historically, companies that receive Quant Rankings of 1 and 2 have a better chance of beating their quarterly estimates, whereas Quant Rankings of 4 and 5 have a better chance of missing their quarterly estimates. The Fund focuses on Quant Rankings of 1-3 securities for potential buys and holds whereas Quant Rankings of 4-5 are not purchased initially and if held in the Fund, reviewed for sale if they fall to one of these rankings. One of the objectives of the Fund’s strategy is to own companies that have fewer quarterly earnings misses and more positive surprises than the underlying holdings of a broad-based market index. A broad-based market index is generally static as far as its constituent holdings are concerned with few changes to its holdings. The result is that a typical index will have holdings in companies that have Quant Rankings of 4 and 5 which, based on the Adviser’s research, have a better chance of missing their quarterly earnings estimates. The Adviser believes by not owning companies with a 4 or 5 Quant Ranking plus those asset classes, sectors and industries that are trending down based on the Adviser’s trend analysis, the Fund will be able to manage its risk level and provide long-term growth of capital.

While the Quant Ranking is very important to the overall screening process, the strategy applies additional proprietary screening criteria that is designed to further reduce the Fund’s investment universe. The Fund’s investment universe consists of approximately 7,000 companies from 48 different countries and captures over 98% of the investable universe. The proprietary screening process eliminates approximately 90% of these companies based on various screening criteria such as the aforementioned Quant Ranking, and various valuation statistics, including a company’s price to earnings ratio, PEG ratio (dividing a company’s P/E ratio by the current year growth estimate for the company), projected growth rates over a 3–5-year period, positive interest coverage (amount of annual cash from operations divided by current interest owed for the year, a company with a negative percentage result will be excluded from the Fund), debt to capital ratio, free cash flow, level of insider ownership and to a lesser extent dividend yield. After the screening process is completed, the Adviser will then review the remaining list of potential investments, approximately 700 companies and select 25-35 mostly large cap companies that have the quality of earnings and valuations in line with what the Adviser considers to be reasonable relative to the overall market and/or to the companies’ peers. The Fund defines large-cap companies as companies with market capitalizations of $10 billion or more as measured at the time of purchase.

During periods where the Fund’s trend analysis is indicating a long-term positive equity market trend, the Fund will be fully invested in companies and ETFs that are trending up. During periods where the Fund’s trend analysis is indicating a long-term negative equity market down trend, the Fund may increase its allocation to ETFs that provide exposure to alternative investments such as cash, gold, U.S. treasuries, or an inverse ETF that provides investment results that match a certain percentage of the inverse results of a specific index on a daily or monthly basis. An inverse ETF is designed to profit from a decline in the value of an underlying index (i.e., the S&P 500 Index) so any investments by the Fund in an inverse ETF will be expected to provide a hedge (or downside protection) to the Fund’s long equity exposure.

The Fund intends to operate as a diversified fund and its portfolio will be allocated between two WealthTrust DBS sleeves – the DBS Core sleeve (approximately 75% of the Fund’s portfolio) and the DBS Tactical Edge sleeve (approximately 25% of the Fund’s portfolio). These allocations may vary based on the Adviser’s overall perception of the market. The term “sleeve” is used to reference the portion of the Fund’s portfolio that will be allocated to the types of investments described herein for the applicable sleeve.

The DBS Core sleeve will be invested primarily in the common stock of large-cap companies and ETFs that provide exposure to large-cap companies. The Fund’s use of ETFs in the DBS Core Sleeve will be limited to situations where the Adviser believes an ETF provides the Fund with the desired exposure (i.e., to a certain sector or industry) cost effectively. Under normal circumstances, the DBS Core sleeve will hold 25-35 individual equity positions.

The DBS Tactical Edge sleeve will be primarily invested in ETFs which track indices of industries, sectors, and market capitalization that have been identified by the Fund’s trend analysis model. This could result in the DBS Tactical Edge Sleeve being very opportunistic at times. For example, the Fund may invest the entire DBS Tactical Sleeve in ETFs that provide exposure to small and/or mid-cap companies, value companies, and/or specific sectors and industries that are signaling positive performance trends. The DBS Tactical Edge sleeve may, at times, be more defensive in nature and look to provide the Fund with liquidity and diversification. This type of positioning typically occurs when the Fund’s trend analysis model is signaling a major market correction and the Adviser’s analysis of such macroeconomic indicators as gross domestic product, unemployment rates and jobs report, consumer price index, produce price index, retail sales and industrial output results is also indicating a likely market correction. When the Fund implements a defensive/hedging strategy it may result in the Fund having exposure to alternative investments such as fixed-income securities (including U.S. treasuries), cash, gold, and equal weighted inverse ETFs.

The Fund’s investment selections will be the responsibility of the Adviser and the Adviser reserves the right to override the Fund’s investment models. In addition, the Fund’s Sub-Adviser will only be responsible for managing the creation and redemption trading process for the Fund.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. These risks may impact the Fund directly or indirectly through the Fund’s investments in ETFs. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Equity Securities Risk. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Market Risk. The value of securities in the Fund’s overall portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period.

Management Risk. The strategies used by the Adviser may fail to produce the intended result.

Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Mid Cap Company Risk. The Fund’s investments in ETFs may expose the Fund to the risks associated with investing in mid cap companies. There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

Small Cap Company Risk. The Fund’s investments in ETFs may expose the Fund to the risks associated with investing in small cap companies. Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Risks of Investment Selection. The Fund’s investment success depends on the skill of the Adviser in evaluating, selecting, and monitoring the portfolio assets. If the Adviser’s conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Quantitative Analysis and Tactical Trend Model Risk. The risk that investments selected using trend and quantitative analysis methodology may perform more poorly than the market as a whole or from their expected performance. There can be no assurance that use of trend and quantitative analysis to create tactical investment models will enable the Fund to achieve positive returns or outperform the market.

Growth Style Risk. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. In addition, there may be periods during which the investment performance of the Fund while using a growth strategy may suffer.

Value Style Risk. The Fund’s investments in ETFs may expose the Fund to the risks associated with investing in value stocks. Value stocks present the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, there may be periods during which the investment performance of the Fund while using a value strategy may suffer.

Foreign Securities Risk. The Fund’s investments in foreign issuers will be through depositary receipts and ETFs that provide exposure to foreign securities. These investments are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets.

Exchange Traded Fund Risk. To the extent that the Fund invests in ETFs, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by the underlying funds. These expenses would be in addition to the advisory fee and other expenses that the Fund bears in connection with its own operations. Investment in an ETF carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.

Inverse ETF Risk. Inverse ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Fund invests in inverse ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of an inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques. Most inverse ETFs “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Their performance over longer periods of time—over weeks or months or years—can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets.

Risks of Derivatives. The Fund’s investments in ETFs may expose the Fund to the risks associated with trading in derivative instruments such as put and call options on stocks and stock indices, and index futures contracts and options thereon. There is no guarantee such strategies will work. If the ETF is not successful in employing such instruments in managing its portfolio, the Fund’s performance will be worse than if it did not invest in the ETF employing such strategies. Successful use by an ETF of options on stock indices, index futures contracts (and options thereon) will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, the ETFs will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce the return. In utilizing certain derivatives, the ETFs losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Gold-Related Risk. The Fund’s investments in ETFs may expose the Fund to gold-related risk. Investments tied to the price of gold are considered speculative. The Fund’s investments in instruments tied to the price of gold may fluctuate substantially over short periods of time or subject the Fund to greater volatility than other types of investments due to many factors, such as changes in inflation or inflation expectations, the supply of gold, commercial and industrial demand for gold, purchases or sales of gold by entities such as governments or central banks, other actions by governments such as monetary policy changes or restrictions on ownership, investment speculation, or other economic, financial or political factors.

Fixed income market risks. The Fund’s investments in ETFs may expose the Fund to fixed income market risk. Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Interest rate risk. The Fund’s investments in ETFs may expose the Fund to interest rate risk. The prices of, and the income generated by, debt instruments held by the Fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments such as the discontinuation and replacement of benchmark rates are likely to affect the level of interest rates.

Credit quality risk. The Fund’s investments in ETFs may expose the Fund to credit quality risk. An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. The Fund’s investments should have relatively low credit risk because they will invest only in securities backed by the U.S. government and other investments involving such securities.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to special risks, including:

●         Trading Issues Risk. Although it is expected that shares of the Fund will remain listed for trading on NYSE Arca (the “Exchange”), trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable, such as extraordinary market volatility. There can be no assurance that Fund shares will continue to meet the listing requirements of the Exchange or will trade with any volume. There is no guarantee that an active secondary market will develop for shares of the Fund. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. This adverse effect on liquidity for the Fund’s shares in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those Shares.

●         Market Price Variance Risk. The market prices of shares of the Fund will fluctuate in response to changes in the Fund’s net asset value (“NAV”) and supply and demand for Fund shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Fund shares may trade at a discount to NAV. The market price of Shares may deviate from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the shares of the Fund bought or sold.

●         Authorized Participants (“APs”), Market Makers, and Liquidity Providers Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●         Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

Performance History

The Fund does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current net asset value per share, is available by calling toll-free (844)-444-3863.

Investment Adviser and Sub-Adviser

WealthTrust Asset Management, LLC (the “Adviser”) is the investment adviser to the Fund.

Toroso Investments, LLC (the “Sub-Adviser”) is the sub-adviser to the Fund.

Portfolio Managers

Adviser’s Portfolio Manager: John G. McHugh, President of the Adviser, has served as the Fund’s portfolio manager since its inception in December 2021.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 25,000 Shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual Shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual Shares of the Fund throughout the trading day like any publicly traded security. The Fund’s Shares are listed on the Exchange (i.e., NYSE Arca). The price of the Fund’s Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s Shares are not redeemable securities.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

The Fund will attempt to mirror WealthTrust’s DBS Long Term Growth Strategy which began in 2003 using the same investment methodology, since inception. It is currently available as a separately managed account on various TAMPs and custodial platforms.

The investment objective for the WealthTrust DBS Long Term Growth ETF is to seek long-term growth of capital with a secondary objective of providing dividend income. The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) without shareholder approval upon 60 days’ written notice to shareholders.

ETFs are funds that trade like other publicly traded securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares Creation Units. Also, unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund is actively managed and does not seek to replicate an index. The Fund is classified as “diversified” for purposes of the 1940 Act.

The Fund’s investment strategy is based on the belief that long term superior performance of a portfolio is driven by two factors: 1) tactical allocation is accomplished by identifying positive trends for asset classes, sectors, and industries; and 2) equity stock selection is based on quantitative analysis with an emphasis on earnings. The Fund’s portfolio will be actively managed and will primarily consist of investments in common stock issued by U.S. and foreign companies and ETFs that provide exposure to such U.S. and foreign companies. Investments in foreign companies will typically consist of investments in ADRs and/or ETFs that provide exposure to such foreign companies. The Fund may at times have exposure to fixed-income securities, gold and cash and cash equivalents and that exposure will typically be achieved through its investments in ETFs.

The Fund’s investment strategy is implemented using a third-party algorithmic trend analysis model, along with the Adviser’s own proprietary quantitative process (the “DBS Quantitative Process”). The strategy, which combines trend analysis with the DBS Quantitative Process, is designed to identify securities for purchase and, during the review of existing holdings, to flag potential sale candidates of the Fund.

The first step in the investment process involves the Fund using a third-party trend analysis model which is designed to identify asset classes, industries and sectors that are demonstrating positive market trends (i.e., markets or asset classes making new highs and higher lows) or negative market trends (i.e., markets or asset classes making new lows and lower lows). The Fund’s trend analysis model considers a company’s moving average over varying periods, and it will consider certain momentum factors, such as the relative strength index, moving average convergence divergence and the average directional index. The relative strength index (RSI) is used in technical analysis and it is designed to measure the magnitude of recent price changes to evaluate overbought or oversold conditions in the price of a stock or asset. RSI measures the speed and change of price movements, and it is intended to evaluate the relative value of a stock, index, or other investment—based on its recent price history. The RSI is calculated using the average gain and average loss over a defined period of time. The moving average convergence divergence (MACD) is a trend following momentum indicator that shows the relationship between two moving averages of a security’s price. The RSI and MACD are often used together by technical analysts to provide a more complete technical picture of a market. The average directional index (ADX) is a short-term indicator that can be used under any type of market conditions (e.g., bull or bear markets, high or low volatility, etc.). It is simply the mean, or average, of the values of directional movement lines over a specified time. Technical indicators like RSI and MACD can help the Adviser determine at what price to buy and sell a stock while ADX is designed to help the Adviser determine how strong a trend is. The Adviser believes the strength of a trend can be an important factor as it can help determine if there is momentum behind a market move. In addition to the momentum factors, the Adviser also considers the following macroeconomic indicators (gross domestic product, unemployment rates and jobs report, consumer price index, produce price index, retail sales and industrial output) as part of the trend analysis process.

Once these trends are identified, the DBS Quantitative Process will then focus on identifying individual companies and ETFs from those asset classes, industries, and sectors identified as potential buys. This process focuses on company earnings and places the greatest weighting on quality earnings (i.e., repeatable earnings), positive earnings surprises (i.e., beating analysts’ expectations), and those companies that demonstrate a strong possibility of continued earnings’ growth. The DBS Quantitative Process, which includes the Quant Ranking described below, provides a list of candidates that are further assessed with additional screens and individual company analysis, as applicable, to determine the companies believed to provide the best opportunity for superior long-term price appreciation.

Each company in the database is assigned a Quant Ranking and the rankings are updated daily. Historically, companies that receive Quant Rankings of 1 and 2 have a better chance of beating their quarterly estimates, whereas Quant Rankings of 4 and 5 have a better chance of missing their quarterly estimates. The Fund focuses on Quant Rankings of 1-3 securities for potential buys and holds whereas Quant Rankings of 4-5 are not purchased initially and if held in the Fund, reviewed for sale if they fall to one of these rankings. One of the objectives of the Fund’s strategy is to own companies that have fewer quarterly earnings misses and more positive surprises than the underlying holdings of a broad-based market index. A broad-based market index is generally static as far as its constituent holdings are concerned with few changes to its holdings. The result is that a typical index will have holdings in companies that have Quant Rankings of 4 and 5 which, based on the Adviser’s research, have a better chance of missing their quarterly earnings estimates. The Adviser believes by not owning companies with a 4 or 5 Quant Ranking plus those asset classes, sectors and industries that are trending down based on the Adviser’s trend analysis, the Fund will be able to manage its risk level and provide long-term growth of capital.

While the Quant Ranking is very important to the overall screening process, the strategy applies additional proprietary screening criteria that is designed to further reduce the Fund’s investment universe. The Fund’s investment universe consists of approximately 7,000 companies from 48 different countries and captures over 98% of the investable universe. The proprietary screening process eliminates approximately 90% of these companies based on various screening criteria such as the aforementioned Quant Ranking, and various valuation statistics, including a company’s price to earnings ratio, PEG ratio (dividing a company’s P/E ratio by the current year growth estimate for the company), projected growth rates over a 3–5-year period, positive interest coverage (amount of annual cash from operations divided by current interest owed for the year, a company with a negative percentage result will be excluded from the Fund), debt to capital ratio, free cash flow, level of insider ownership and to a lesser extent dividend yield. After the screening process is completed, the Adviser will then review the remaining list of potential investments, approximately 700 companies and select 25-35 mostly large cap companies that have the quality of earnings and valuations in line with what the Adviser considers to be reasonable relative to the overall market and/or to the companies’ peers. The Fund defines large-cap companies as companies with market capitalizations of $10 billion or more as measured at the time of purchase.

During periods where the Fund’s trend analysis is indicating a long-term positive equity market trend, the Fund will be fully invested in companies and ETFs that are trending up. During periods where the Fund’s trend analysis is indicating a long-term negative equity market down trend, the Fund may increase its allocation to ETFs that provide exposure to alternative investments such as cash, gold, U.S. treasuries, or an inverse ETF that provides investment results that match a certain percentage of the inverse results of a specific index on a daily or monthly basis. An inverse ETF is designed to profit from a decline in the value of an underlying index (i.e., the S&P 500 Index) so any investments by the Fund in an inverse ETF will be expected to provide a hedge (or downside protection) to the Fund’s long equity exposure.

The Fund intends to operate as a diversified fund and its portfolio will be allocated between two WealthTrust DBS sleeves – the DBS Core sleeve (approximately 75% of the Fund’s portfolio) and the DBS Tactical Edge sleeve (approximately 25% of the Fund’s portfolio). These allocations may vary based on the Adviser’s overall perception of the market. The term “sleeve” is used to reference the portion of the Fund’s portfolio that will be allocated to the types of investments described herein for the applicable sleeve.

The DBS Core sleeve will be invested primarily in the common stock of large-cap companies and ETFs that provide exposure to large-cap companies. The Fund’s use of ETFs in the DBS Core Sleeve will be limited to situations where the Adviser believes an ETF provides the Fund with the desired exposure (i.e., to a certain sector or industry) cost effectively. Under normal circumstances, the DBS Core sleeve will hold 25-35 individual equity positions.

The DBS Tactical Edge sleeve will be primarily invested in ETFs which track indices of industries, sectors, and market capitalization that have been identified by the Fund’s trend analysis model. This could result in the DBS Tactical Edge Sleeve being very opportunistic at times. For example, the Fund may invest the entire DBS Tactical Sleeve in ETFs that provide exposure to small and/or mid-cap companies, value companies, and/or specific sectors and industries that are signaling positive performance trends. The DBS Tactical Edge sleeve may, at times, be more defensive in nature and look to provide the Fund with liquidity and diversification. This type of positioning typically occurs when the Fund’s trend analysis model is signaling a major market correction and the Adviser’s analysis of such macroeconomic indicators as gross domestic product, unemployment rates and jobs report, consumer price index, produce price index, retail sales and industrial output results is also indicating a likely market correction. When the Fund implements a defensive/hedging strategy it may result in the Fund having exposure to alternative investments such as fixed-income securities (including U.S. treasuries), cash, gold, and equal weighted inverse ETFs.

The Fund’s investment selections will be the responsibility of the Adviser and the Adviser reserves the right to override the Fund’s investment models. In addition, the Fund’s Sub-Adviser will only be responsible for managing the creation and redemption trading process for the Fund.

ADDITIONAL INFORMATION ABOUT RISK

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Below are some of the specific risks of investing in the Fund.

Principal Risks

Equity Securities Risk. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund. Investments in equity securities may be more volatile than investments in other asset classes.

Market Risk. The value of securities in the Fund’s overall portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events, such as the spread of diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. During a general downturn in the securities markets, many asset classes may decline in value. When markets perform well, there can be no assurance that securities or other investments held by the Fund will participate in or otherwise benefit from the advance. A reduction in a country’s growth rate could have an adverse effect on the prices of the various stocks held by the Fund.

Management Risk. The strategies used by the Adviser may fail to produce the intended result. The Fund will be actively managed and could experience losses (realized and unrealized) if the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. There can be no guarantee that the investment strategies or the Adviser’s actions as it relates to investment decisions for the Fund will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the Fund’s investment strategies and therefore adversely affect the ability of the Fund to achieve its investment objective.

Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. Large cap companies may be less able than mid and small cap companies to adapt to changing market conditions. During different market cycles, the performance of large cap companies has trailed the overall performance of the broader securities markets.

Mid Cap Risk. The Fund’s investments in ETFs may expose the Fund to the risks associated with investing in mid cap companies. There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

Small Cap Company Risk. The Fund’s investments in ETFs may expose the Fund to the risks associated with investing in small cap companies. Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Risks of Investment Selection. The Fund’s investment success depends on the skill of the Adviser in evaluating, selecting, and monitoring the portfolio assets. If the Adviser’s conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated. Additionally, the Adviser may not implement the investment strategy successfully and the Fund may fail to attract sufficient assets to realize economies of scale.

Quantitative Analysis and Tactical Trend Model Risk. The risk that investments selected using trend and quantitative analysis methodology may perform more poorly than the market as a whole or from their expected performance. There can be no assurance that use of trend and quantitative analysis to create tactical investment models will enable the Fund to achieve positive returns or outperform the market. All analysis, including quantitative and tactical trend analysis, relies on correct data inputs. If incorrect data is entered into even a well-founded system’s database, the resulting information will be incorrect. Some of the model sleeves used by the Adviser for the Fund are based on historical information which is assumed to be predictive in nature. The use of predictive models has inherent risks, in part because predictive models are constructed based on the interpretation of historical data supplied by third parties. The success of relying on such models may depend on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the modeling used by the Adviser will not be successful in selecting companies for investment or in determining the weighting of investment positions that will enable the Fund to achieve its investment objective. The Adviser, in its sole discretion, will continue to test, evaluate, and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective. While the Adviser will rely heavily on its proprietary modeling for making investment decisions, it exercise investment discretion.

Growth Style Risk. Stocks of companies the Adviser believes are fast-growing may trade at a higher multiple of current earnings than other stocks. The values of these stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth, or if the Adviser’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or may not approach the value that the Adviser has placed on it. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

Value Style Risk. Investing in or having exposure to “value” securities presents the risk that the securities may never reach what the Adviser believes are their full market values, either because the market fails to recognize what the Adviser considers to be the security’s true value or because the Adviser misjudged that value. In addition, value stocks, at times, may not perform as well as growth stocks or the stock market in general, and may be out of favor with investors for varying periods of time.

Foreign Securities Risk. The Fund’s investments in foreign issuers will be through depositary receipts and ETFs that provide exposure to foreign securities. These investments are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, liquidity risks and less stringent investor protection and disclosure standards of foreign markets. The Fund’s intends to invest in ADRs to gain exposure to foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored ADRs. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. In addition to investment risks associated with the underlying issuer, ADRs expose the Fund to additional risks associated with the non-uniform terms that apply to ADR programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for ADRs. Unsponsored ADR programs are organized independently and without the cooperation of the issuer of the underlying securities. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored ADR. Available information concerning the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if such instruments were sponsored by the issuer. ADRs are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Investments in ADRs present the risks described above.

Exchange Traded Funds Risk. To the extent the Fund invests in ETFs, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by the underlying funds. These expenses would be in addition to the advisory fee and other expenses that the Fund bears in connection with its own operations. Investment in an ETF carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index. The Fund also will incur brokerage costs when it purchases ETFs. As a result, the cost of investing in the Fund generally will be higher than the cost of investing directly in ETFs. Additionally, ETFs are subject to the following risks: (i) the market price of an ETF’s shares may be above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) temporarily stop stock trading.

Inverse ETF Risk -Inverse ETFs are designed to provide the opposite of the return of the underlying index, typically on a daily basis. These products are different from and can be riskier than traditional ETFs. Although these products are designed to provide returns that generally correspond to the underlying index, they may not be able to exactly replicate the performance of the index because of fund expenses and other factors. This is referred to as tracking error. Continual re-setting of returns within the product may add to the underlying costs and increase the tracking error. As a result, this may prevent these products from achieving their investment objective. In addition, compounding of the returns can produce a divergence from the underlying index over time. In highly volatile markets with large positive and negative swings, return distortions may be magnified over time. Some deviations from the stated objectives, to the positive or negative, are possible and may or may not correct themselves over time. To accomplish their objectives, these products use a range of strategies, including swaps, futures contracts and other derivatives. These products may not be diversified and can be based on commodities or currencies. These products may have higher expense ratios and be less tax-efficient than more traditional ETFs.

Risks of Derivatives. The Fund’s investments in ETFs may expose the Fund to the risks associated with trading in derivative instruments such as put and call options on stocks and stock indices, and index futures contracts and options thereon. There is no guarantee such strategies will work. If the ETF is not successful in employing such instruments in managing its portfolio, the Fund’s performance will be worse than if it did not invest in the ETF employing such strategies. Successful use by an ETF of options on stock indices, index futures contracts (and options thereon) will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, the ETFs will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce the return. In utilizing certain derivatives, the ETFs losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Gold-Related Risk. The Fund’s investments in ETFs may expose the Fund to gold-related risk. Investments in instruments tied to the price of gold are considered speculative. The Fund’s investments in instruments tied to the price of gold may fluctuate substantially over short periods of time or subject the Fund to greater volatility than other types of investments due to many factors, such as changes in inflation or inflation expectations, the supply of gold, commercial and industrial demand for gold, purchases or sales of gold by entities such as governments or central banks, other actions by governments such as monetary policy changes or restrictions on ownership, investment speculation, or other economic, financial or political factors. Moreover, the majority of gold producers are located in a limited number of countries, and economic, political or other factors affecting one or more major sources of gold may have substantial effects on gold prices. The Fund’s gold-related investments will primarily consist of derivative instruments tied to the price of gold, such as futures or gold-related funds. In addition, a significant portion of the world’s gold reserves are held by governments, central banks and related institutions. The production, purchase and sale of gold by governments or central banks or other larger holders can be negatively affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant adverse impact on the supply and price of gold. Additionally, the United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. The price of gold also can be significantly adversely affected by events relating to international political developments, the success of exploration projects, commodity prices, tax and government regulations and intervention (including government restrictions on private ownership of gold and mining land), changes expectations regarding inflation in various countries and investment speculation.

Fixed Income Market Risks. The Fund’s investments in ETFs may expose the Fund to interest fixed income market risk. Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. The Fund’s investments may decline in value due to factors affecting the overall fixed income markets, or particular industries or sectors. The value of a holding may decline due to developments related to a particular issuer, but also due to general fixed income market conditions, including real or perceived adverse economic developments, such as changes in interest rates, credit quality, inflation, or currency rates, or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry, such as labor shortages, increased production costs, or competitive conditions.

Interest Rate Risk. The Fund’s investments in ETFs may expose the Fund to interest rate risk. The prices of, and the income generated by, debt instruments held by the Fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments such as the discontinuation and replacement of benchmark rates are likely to affect the level of interest rates. The prices of bonds and other fixed income securities typically increase as interest rates fall and prices typically decrease as interest rates rise (bond prices and interest rates usually move in opposite directions). Prices fall because the bonds and notes in the fund’s portfolio become less attractive to other investors when securities with higher yields become available. Generally, securities with longer maturities or durations and funds with longer weighted average maturities or durations have greater interest rate risk. As a result, in a rising interest rate environment, the net asset value of a fund with a longer weighted average maturity or duration typically decreases at a faster rate than the net asset value of a fund with a shorter weighted average maturity or duration. Interest rates have recently been near historically low levels. Extremely low or negative interest rates may increase the fund’s susceptibility to interest rate risk and reduce the fund’s yield. In addition, recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the level of interest rates. The discontinuation and replacement of a benchmark rate such as LIBOR (an indicative measure of the average interest rate at which major global banks could borrow from one another) may have a significant impact on the financial markets and may adversely impact the fund’s performance. As a result, rapid changes in interest rates may increase the fund’s overall exposure to interest rate risk.

Credit Quality Risk. The Fund’s investments in ETFs may expose the Fund to credit quality risk. An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. The Fund’s investments should have relatively low credit risk because they will invest only in securities backed by the U.S. government and other investments involving such securities.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to special risks, including:

●         Trading Issues Risk. Although it is expected that shares of the Fund will remain listed for trading on the Exchange, trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares of the Fund will continue to meet the listing requirements of the Exchange or will trade with any volume. There is no guarantee that an active secondary market will develop for shares of the Fund. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. This adverse effect on liquidity for the Fund’s shares in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those Shares.

●         Market Price Variance Risk. The market prices of shares of the Fund will fluctuate in response to changes in NAV and supply and demand for Fund shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares of the Fund may trade at a discount to NAV. The market price of Fund shares may deviate from the value of the Fund’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the shares of the Fund bought or sold.

●         Authorized Participants (“APs”), Market Makers, and Liquidity Providers Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●         Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

Other Risks for the Fund

Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser and/or the Fund’s other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and their shareholders. While the Fund have established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, market makers, Authorized Participants or issuers of securities in which the Fund invest.

Health Crisis Risk. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus, was first detected in China in December 2019 and spread globally. As of the date of this prospectus, this outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, disruptions in markets, lower consumer demand, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty. These types of market disruptions may adversely impact the Fund’s investments, including impairing hedging activity to the extent the Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in those markets. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be determined with any certainty.

In the past, governmental and quasigovernmental authorities and regulators throughout the world have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.

The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers rely and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises may exacerbate other pre-existing political, social, and economic risks in certain countries or globally.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities.  These short-term debt securities include: money market mutual funds, treasury bills, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When the Fund takes such a position, it may not achieve its investment objective. It is expected that such a defensive change will be rare.

MANAGEMENT

The Investment Adviser. WealthTrust Asset Management, LLC (the “Adviser”), 4458 Legendary Drive, Suite 140, Destin, Florida 32541 is the investment adviser for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a limited liability company and was organized in Missouri.

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Advisory Agreement”), the Adviser is responsible for the day-to-day management of the Fund’s investments. The Adviser also: (i) furnishes the Fund with office space and certain administrative services; (ii) provides guidance and policy direction in connection with its daily management of the Fund’s assets, subject to the authority of the Board; and (iii) is responsible for oversight of the Sub-Adviser. For its services, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets, at the rate of 0.67% of the first $250 million, 0.62% from $250 up to $500 million, and 0.57% in excess $500 million.

Under the Investment Advisory Agreement, the Adviser has agreed, at its own expense and without reimbursement from the Fund, to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Sub-Adviser. The Adviser has retained Toroso Investments, LLC (the “Sub-Adviser”) to serve as sub-adviser for the Fund. The Sub-Adviser is responsible for handling the day-to-day management of the Fund’s trading process, which includes Creation and/or Redemption basket processing. The Sub-Adviser does not select investments for the Fund’s portfolio. The Sub-Adviser, which has its principal office at 898 N. Broadway, Suite 2, Massapequa, New York 11758, provides investment advisory, investment research, and portfolio construction services to ETF clients. For its services, the Sub-Adviser is paid a sub-advisory fee by the Adviser. See the Fund’s statement of additional information (“SAI”) for a description of the Sub-Adviser’s fee.

A discussion regarding the basis for the Board approving the Investment Advisory Agreement and Sub-Advisory Agreement for the Fund is available in the Fund’s semi-annual report for the period ended January 31, 2022.

The Portfolio Managers

Adviser Portfolio Manager - Mr. John G. McHugh, portfolio manager, is responsible for the day-to-day management of the Fund’s portfolios, including stock selection, investment monitoring and trading.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in the Fund.

The Trust

The Fund is a diversified series of the ETF Opportunities Trust, an open-end management investment company organized as a Delaware statutory trust on March 18, 2019. The Board supervises the operations of the Fund according to applicable state and federal law, and the Board is responsible for the overall management of the Fund’s business affairs.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Complete holdings are published on the Fund’s website on a daily basis. Please visit the Fund’s website at https://wealthtrustetf.com. In addition, the Fund’s complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

HOW TO BUY AND SELL SHARES

Shares of the Fund is listed for trading on the Exchange. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.

When buying or selling shares through a broker in the secondary market, you will incur customary brokerage commissions and charges. There is typically a spread between the bid and offered price of the Fund and you may pay some or all of the spread on each leg of a round trip (purchase and sale) transaction.

Authorized Participants may acquire shares directly from the Fund and may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of at least 25,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within two days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. The Fund anticipates regularly meeting redemption requests primarily through in-kind redemptions. However, the Fund reserves the right to pay redemption proceeds to an AP in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV by the Fund. In-kind Creation Unit trade arrangements are designed to protect Fund shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. The Fund expects to typically satisfy Creation Unit redemptions in-kind but, if necessary, will do so in cash. Cash Unit redemptions may result in the Fund selling portfolio securities to obtain cash to meet net fund redemptions which can have an adverse tax impact on taxable shareholders. These sales may generate taxable gains for the ongoing shareholders of the fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund will distribute its net realized capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

-	The Fund makes distributions,

-	You sell your shares listed on the Exchange, and

-	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations -- subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses affect the Fund’s performance.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 24% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

FUND SERVICE PROVIDERS

Commonwealth Fund Services, Inc. (the “Administrator”) is the Fund’s administrator. The firm is primarily in the business of providing administrative and other services to retail and institutional mutual funds and exchange-traded funds.

Citi Fund Services Ohio, Inc. (“Citi”) serves as the Fund’s fund accountant and transfer agent, and it provides certain other services to the Fund not provided by the Administrator. Citi is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional exchange traded funds and mutual funds.

Citibank, N.A., serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a Secondary Market in shares.

Practus, LLP services as legal counsel to the Trust and the Fund.

Cohen & Company, Ltd, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Premium/Discount Information

When available, information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e. at a discount) the NAV of the Fund will be available at www.wealthtrustetf.com

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the Fund since its inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders. The annual report is available from the Fund upon request without charge.

WealthTrust DBS Long Term Growth ETF

Financial Highlights Selected Per Share Data Throughout the Period

December 6, 2021(3) through July 31, 2022
Net asset value, beginning of period	$25.00
Investment activities
Net investment income (loss)(1)	0.05
Net realized and unrealized gain (loss) on investments	(3.90)
Total from investment activities	(3.85)
Distributions
Net investment income(2)	—
Total distributions	—
Net asset value, end of period	$21.15
Total Return(4)	(15.41%)
Ratios/Supplemental Data
Ratios to average net assets(5)(7)
Expenses	0.67%
Net investment income (loss)(8)	0.35%
Portfolio turnover rate(6)	146.48%
Net assets, end of period (000’s)	$10,044

(1)Per share amounts calculated using the average shares outstanding during the period.

(2)Less than $0.005 per share.

(3)Commencement of Operations

(4)Total return is for the period indicated and has not been annualized.

(5)Ratios to average net assets has been annualized.

(6)Portfolio turnover rate is for the period December 6, 2021 through July 31, 2022 and excludes the effect of securities received or delivered from processing in-kind creations or redemptions and has not been annualized.

(7)Ratios do not include expenses of the mutual funds and ETFs in which the Fund invests.

(8)Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the underlying mutual funds and ETFs in which the Fund invests.

FOR MORE INFORMATION

You will find more information about the Fund in the following documents:

The Fund’s annual and semi-annual reports contain more information about the Fund. The Fund’s annual report contains a discussion of the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund’s SAI dated November 30, 2022, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and SAI by writing to WealthTrust DBS Long Term Growth ETF, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll free at (844)-444-3863, by e-mail at: mail@ccofva.com. The Fund’s annual and semi-annual reports, prospectus and SAI are all available for viewing/downloading at https://wealthtrustetf.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Copies of these documents and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act File No. 811-23439)

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